Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
20.	Subsequent Events

a)	In January 2014, the Partnership issued in the Norwegian bond market NOK 1,000 million in senior unsecured bonds, maturing in January 2019. The aggregate principal amount of the bonds was equivalent to $162.2 million and all interest and principal payments have been swapped into U.S. dollars at fixed rates of 6.28%. The net proceeds from the bond offerings are intended for general partnership purposes. The Partnership is applying to list the bonds on the Oslo Stock Exchange.

b)	On March 14, 2014, the Partnership acquired 100% of the shares of ALP Maritime Services B.V. (or ALP), a Netherlands-based provider of long-haul ocean towage and offshore installation services to the global offshore oil and gas industry. Concurrent with this transaction, the Partnership and ALP entered into an agreement with Niigata Shipbuilding & Repair of Japan for the construction of four state-of-the-art SX-157 Ulstein Design ultra-long distance towing and anchor handling vessel newbuildings. These vessels will be equipped with dynamic positioning capability and are scheduled for delivery in 2015 and 2016. The Partnership is committed to acquire these newbuildings for a total cost of approximately $258 million.

The Partnership acquired ALP for a purchase price of $6.1 million, of which $2.6 million was paid in cash on closing and a further $3.5 million representing the fair value of contingent consideration. The contingent consideration consists of $2.4 million which is contingently payable upon the delivery and employment of ALP’s four newbuildings. In addition, the contingent consideration includes a further amount of up to $2.6 million, based on ALP’s annual operating results from 2017 to 2021. The Partnership has the option to pay up to one half of the contingent consideration through the issuance of common units of the Partnership. The Partnership also incurred $1.0 million of acquisition-related costs which have been recognized in general and administrative expenses in March 2014. The Partnership financed the ALP acquisition and initial newbuilding payments through its existing liquidity and expects to secure long-term debt financing for the newbuildings prior to their deliveries.

This acquisition represents the Partnership’s entrance into the long-haul ocean towage and offshore installation services business. This acquisition allows the Partnership to combine its infrastructure and access to capital with ALP’s experienced management team to further grow this niche business that is in an adjacent sector to the Partnership’s FPSO and shuttle tanker businesses.